Supplement Dated July 1, 1999, to Prospectus Dated May 1, 1999
                 Kansas City Life Variable Life Separate Account
                  Survivorship Variable Universal Life Contract

Effective July 1, 1999, please note the following changes to the Prospectus:

o All references in the Prospectus to the J.P. Morgan Equity Portfolio should now be to the J.P. Morgan U.S. Disciplined Equity Portfolio.

o The description of the J.P. Morgan Equity Portfolio (now the J.P. Morgan U.S. Disciplined Equity Portfolio) on page 15 of the Prospectus should now be as follows:

J.P. Morgan U.S. Disciplined Equity Portfolio.  The investment objective of J.P.
     Morgan U.S. Disciplined Equity Portfolio is to provide a high total return from a portfolio comprised of selected equity securities. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the portfolio's weightings are similar to those of the S&P 500.

o As a result of this change, the fees for the J.P. Morgan U.S. Disciplined Equity Portfolio are lower than those shown on page 8 of the Prospectus.* This fund expense change does not change the average annual expense ratio used in the calculation of projected values in the Illustrations on pages 37-40 of the Prospectus. As a result, the values projected in these illustrations will be the same.

*The management fee for the J.P. Morgan U.S. Disciplined Equity Portfolio is now 0.35% and other expenses equal 1.08%, bringing total operating expenses to 1.43%. The fee waiver and expense reimbursement is now 0.56% which makes net expenses equal to 0.87%.

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